                                                                   EXHIBIT 10.36


        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                                     WARRANT
                                       of
                                YELLOWBRIX, INC.

November 29, 2000

        THIS CERTIFIES that, for value received, ABN AMRO Capital (USA) Inc. (the "Warrantholder"), is entitled, upon the terms and subject to the conditions set forth herein, to purchase from YellowBrix, Inc., a Delaware corporation (the "Company"), either the number of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company (the "Shares") set forth in Schedule A attached hereto, as subject to adjustments as described herein, or Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock") at the purchase price per share described below.

        This Warrant is being issued to the Warrantholder in conjunction with the issuance of $700,000 of Secured Promissory Notes pursuant to the Note and Warrant Purchase Agreement, dated as of November 29, 2000 (the "Purchase Agreement"), and is subject to the following terms and conditions:

        1.      Exercise of Warrant.

                (a) Exercise and Payment. This Warrant may be exercised in whole or in part, at any time, or from time to time, after the date hereof and on or before the seventh anniversary of the date hereof by the surrender of this Warrant and the Notice of Exercise annexed hereto (duly completed and executed on behalf of the Warrantholder) to the Company and by (i) the payment of the Exercise Price (as defined below) for the Shares to be purchased by the Warrantholder to the Company by cash, check, cancellation of indebtedness, or transfer of shares of Common Stock, or any combination thereof; (ii) by Cashless Exercise as provided in Section 13 hereof; or (iii) by Same Day Exercise and Sale as provided in Section 14 hereof. The Company will prepare and deliver a certificate for the Shares purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that, upon exercise of this Warrant in accordance with the terms hereof, the Shares so purchased will be deemed to be issued to the Warrantholder as the record owner of such Shares as of the close of business on the date on which this Warrant was exercised.

                (b) Delivery of Shares. Certificates for Shares purchased under this Warrant and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant will be delivered to the Warrantholder or to such person or persons as the Warrantholder may direct as promptly as practicable after the date on which this Warrant was exercised. The Company covenants that all Shares that may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, payment of the Exercise Price and issuance by the Company, be duly authorized, validly issued, fully paid and nonassessable.

        2. Reservation of Shares; No Impairment or Amendment. The Company will at all times reserve and keep available, solely for issuance, sale and delivery upon the exercise of this Warrant, a number of shares of Common Stock and Series A Preferred Stock (as described below) equal to the number of shares of Common Stock or Series A Preferred Stock issuable upon the exercise of this Warrant. The Company will not by any amendment of its Certificate of Incorporation or By-laws or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock and Series A Preferred Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the shares of Common Stock may be listed.

        3. Expiration. This Warrant, if not exercised by Warrantholder prior thereto, will expire on the seventh anniversary of its respective grant date.

        4. Exercise Price. Subject to adjustment as hereinafter described, the price per share payable to the Company on the exercise of the purchase right evidenced by this Warrant shall be $3.72 per Share (the "Exercise Price") and the Warrant shall be exercisable for 188,172 shares of Common Stock.

                (a) Adjustment to Exercise Price Based On Private Equity Qualified Financing. Unless otherwise mutually agreed to in writing, in the event the Company enters into a transaction resulting in gross proceeds to the Company in excess of an amount equal to $10,000,000 minus the Over-Advance (as defined below) from the sale of preferred stock (the "Private Equity Qualified Financing"), the Exercise Price shall equal eighty-five percent (85%) of the purchase price per share in such Private Equity Qualified Financing. The "Over-Advance" shall mean the amount of any and all Notes and Advances (both as defined in the Note and Warrant Purchase Agreement of even date herewith) in excess of $2,000,000.

                (b) Adjustment to Exercise Price Based on IPO Qualified Financing. Unless otherwise mutually agreed to in writing, in the event the Company completes an initial public offering of its securities in a gross amount of at least $30,000,000 on any national market or exchange (the "IPO Qualified Financing"), the Exercise Price shall equal $3.72.

                (c) Adjustment to Exercise Price After May 31, 2001. Unless otherwise agreed to in writing, if a Qualified Financing or Exchange Transaction (as described below) does not occur on or before May 31, 2001, the Warrant shall be convertible into shares of the Company's Series A Preferred Stock, par value $.001 per share (the "Series A Preferred Stock"). The number of Series A Preferred Stock issuable upon exercise of the Warrant shall equal the number of Shares multiplied by $3.72 and divided by 10; provided, however, that a conversion price of $1.78 per share shall apply to the conversion of such Series A Preferred Stock into Common Stock as described in Section 3.4 of the Certificate of Designation of such Series A Preferred Stock.

                (d) Adjustment to Number of Shares. In the event the Exercise Price is adjusted pursuant to this Section 4, the number of Shares for which this Warrant is exercisable shall be equal to 188,172 multiplied by a fraction, the numerator of which is shall be the exercise price prior to adjustment and the denominator of which shall be the exercise price as adjusted by this Section 4.

                (e)     Antidilution.

                (1) If any capital reorganization or reclassification of the capital stock of the Company, or an Exchange Transaction (as defined below), or the sale of all or substantially all of its assets to another corporation (the "Sale") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, Exchange Transaction or sale, lawful and adequate provision shall be made whereby the holder of this Warrant shall have the right to acquire and receive upon exercise of this Warrant such shares of stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, Exchange Transaction or Sale) with respect to or in exchange for such number of outstanding shares of the Company's Common Stock as would have been received upon exercise of this Warrant at the Exercise Price then in effect immediately preceding such reorganization, reclassification, Exchange Transaction or Sale.

                (2) The Company will not effect any such Exchange Transaction or Sale, unless prior to the consummation thereof the successor entity (if other than the Company) resulting from such Exchange Transaction or the entity purchasing such assets shall assume by written instrument mailed or delivered to the holder of this Warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Warrantholder may be entitled to purchase.

                (3) If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, the Company shall not effect any Exchange Transaction or sale with the person having made such offer or with any Affiliate of such person, unless prior to the consummation of such Exchange Transaction or sale the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this

Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

                (4) Notwithstanding the foregoing, in the event of an Exchange Transaction with is a merger or acquisition of the Company, the acquirer ("Acquirer") may repurchase the Warrant by payment in U.S. dollars, simultaneously with such merger or acquisition, to the Warrantholder in the following amount: the number of shares of Common Stock (or Common Stock resulting from the conversion of Series A Preferred Stock in the event Section 4(b) hereof has been applied) purchasable pursuant to the Warrant multiplied by the difference between the price per share offered by the Acquirer for such Common Stock or Series A Preferred Stock and the Exercise Price.

                (5) For purposes hereof, the term "Affiliate" with respect to any given person shall mean any person controlling, controlled by or under common control with the given person.

                (6) For purposes hereof, the term "Exchange Transaction" means a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving entity immediately after the merger), consolidation, disposition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company), liquidation of the Company or any other similar transaction or event so designated by the Board, in its reasonable good faith judgment, as a result of which the stockholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock.

                (7) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares purchasable under this Warrant shall be proportionately increased. Conversely, in case the Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares purchasable hereunder shall be proportionately reduced.

                (8) If the Company shall declare a dividend on its Common Stock payable in stock or other securities of the Company or of any other entity, or in property or otherwise than in cash, to holders of record of the Common Stock as of a date prior to the date of exercise of this Warrant, the Warrantholder shall, without additional cost, be entitled to receive upon the exercise hereof, in addition to the Common Stock to which the Warrantholder is otherwise entitled upon such exercise, the number of shares of stock or other securities or property which the Warrantholder would have been entitled to receive if the Warrantholder had been a holder of Common Stock on such record date.

                (9) No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the fair market value per share of Common Stock on the date of exercise, as reasonably determined by the Board of Directors; however, such determination shall not take into any account any restraints or limitations on the transferability of the Common Stock.

        4. Notice of Adjustment; Notices. Whenever the Exercise Price or number of shares purchasable hereunder will be adjusted, the Company at its expense will promptly issue a certificate signed by an executive officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and will cause a copy of such certificate to be sent to the Warrantholder.

        5. Warrantholder Representation. The Warrantholder, by acceptance hereof, acknowledges that this Warrant and Shares to be issued upon exercise hereof, are being acquired solely for the Warrantholder's own account or for the account of non-U.S. persons.

        6. Transfer of Warrant. The Warrantholder will not offer, sell or otherwise dispose of this Warrant or the Shares to be issued upon exercise hereof except after providing the Company with a written opinion of legal counsel, with such opinion shall be reasonably acceptable to the Company, that such sale or disposition has been registered under, or qualifies for an exemption from registration under, Securities Act of 1933, as amended (the "Act") or other applicable federal or state securities laws and, if such transfer occurs within six months of the date of this Warrant, that such sale or disposition does not violate any integration provisions of the Act with regard to the Company's IPO Qualified Financing, if any. In order to transfer this Warrant, the Warrantholder must deliver to the Company this Warrant together with the Assignment Form annexed hereto properly endorsed. Upon receipt thereof, the Company will affect such transfer as promptly as practicable. Notwithstanding anything to the contrary in this Warrant, the Warrantholder agrees for a period of six months following receipt of this Warrant that it will not transfer any portion of this Warrant to any person that is not a "qualified institutional buyer" as that term is defined under Rule 144A of the Securities Act (as hereinafter defined) or, if the Warrantholder is not a qualified institutional buyer, to any person that is not an accredited investor as that term is defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act with at least $35,000,000 of investment assets.

        7. No Voting Rights, Etc. Prior to the proper exercise of this Warrant, the Warrantholder, as such, is not entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purposes, nor may anything contained in this Warrant be construed to confer such rights upon Warrantholder.

        8. Registry of Warrant. The Company will maintain a registry showing the name and address of the Warrantholder and the Company will be entitled to rely in all respects, prior to written notice to the contrary, upon such registry. The Warrantholder is responsible for notifying the Company of any change of its address.

        9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt of evidence satisfactory to it the Company of the loss, theft, destruction or mutilation of a Warrant or any warrant issued in exchange therefor and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such warrant, the Company will issue a new warrant, of like tenor and amount and dated the date of the original Warrant, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, if any Warrant of which a Warrantholder, its nominee, or any of its partners or affiliates is the registered holder is lost, stolen or destroyed, the affidavit of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnification bond or other security shall be required as a condition to the execution and delivery by the Company of a new warrant in replacement of such lost, stolen or destroyed warrant other than the registered holder's written agreement to indemnify the Company.

        10. Office for Exercise or Exchange. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the principal office of the Company, or at such other office or such other office or agency of the Company as it may designate in writing to the Warrantholder at its address appearing on the Company's registry or other books.

        11. Charges, Taxes and Expenses. Issuance of certificates to the Warrantholder for Shares upon the exercise of this Warrant will be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses will be paid by the Company. However, if the certificates are to be issued in a name or names other than the name of the Warrantholder, the Company may require, as a condition to such issuance, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

        13. Cashless Exercise. In lieu of payment of the aggregate Exercise Price, the Warrantholder may exercise this Warrant with respect to the Shares that are then vested and exercisable, in whole or in part, by presentation and surrender of this Warrant to the Company, together with a Cashless Exercise Form attached hereto (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Such presentation and surrender shall be deemed a waiver of the Warrantholder's obligation to pay all or any portion of the aggregate Exercise Price. In the event of a Cashless Exercise, the Warrantholder shall exchange this Warrant for that number of shares of Common Stock determined by multiplying the number of Shares being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 13, the then current market price per share of Common

Stock at any date shall be deemed to be the average for the five consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board in its reasonable good faith judgment.

        14. Same Day Exercise and Sale. In lieu of exercising this Warrant as set forth herein, when permitted by law and applicable regulations (including rules promulgated by the NASDAQ or the National Association of Securities Dealers ("NASD")), the Warrantholder may pay the Exercise Price through a same day sale commitment from the Warrantholder (and if applicable a broker-dealer that is a member of the NASD ("NASD Dealer")) whereby the Warrantholder would irrevocably elect to exercise the Warrant and to sell a portion of the shares so purchased to pay for the Exercise Price and the Warrantholder (or if applicable, the NASD Dealer) would commit upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares to forward the exercise price directly to Company.

        15. Market Standoff. If requested by the Company and an underwriter of Common Stock (or other securities of the Company), the Warrantholder shall not sell or otherwise transfer or dispose of any shares of Common Stock or Series A Preferred Stock (or other securities) held by the Warrantholder after an exercise of this Warrant, other than distributions to limited partners, affiliates or parent entities of the Warrantholder, during the one hundred eighty (180) day period following the effective date of the initial registration statement of the Company filed under the Act. The Company may impose stop-transfer instructions with respect to the shares of Common Stock and Series A Preferred Stock (or other securities of the Company) subject to the foregoing restrictions until the end of such one hundred eighty (180) day period.

        16.     Miscellaneous.

                (a) Governing Law. This Warrant constitutes a contract under and will be construed in accordance with and governed by the internal laws of the State of Delaware.

                (b) Successors and Assigns. This Warrant is binding upon any successors or assigns of the Company and the Warrantholder and of the Shares issued or issuable upon the exercise hereof.

                (c) Definition of Warrantholder. The term Warrantholder means the Warrantholder named in the first paragraph of this Warrant and any successor or permitted assign of such Warrantholder known to the Company and reflected on the Company's registry as the holder of this Warrant.

                (d) Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

                (e) Notice. Any notice required or permitted under this Warrant will be deemed effectively given upon personal delivery, delivery by recognized international express courier or upon deposit with the United States Post Office, by certified mail, postage prepaid and addressed to the party to be notified at the address indicated below for such party, or at such other address as such other party may designate by ten-day advance written notice.

                (f) Acceptance. Receipt of this Warrant by the Warrantholder constitutes acceptance of and agreement to the foregoing terms and conditions.

                (g) Integration with Purchase Agreement. This Warrant is subject to and shall be governed by the terms and conditions of the Note and Warrant Purchase Agreement dated as of November 29, , 2000.


           [The remainder of this page is left intentionally blank.]

        This Warrant Agreement has been duly executed on the date first written above.



                                     YELLOWBRIX, INC., a Delaware corporation



                                     By:   /s/ David C. Hoppmann
                                           -----------------
                                           David C. Hoppmann
                                           Chief Executive Officer

                                     Address: 66 Canal Center Plaza, Suite 700
                                              Alexandria, Virginia 22314


Agreed to and accepted by:

ABN AMRO Capital (USA) Inc.


By:
    ----------------------------
Name:
Title:

Address:
208 South LaSalle Street
Suite 1000
Chicago, IL 60604

                                                                      SCHEDULE A


                                LISTING OF SHARES
                        ISSUABLE UPON EXERCISE OF WARRANT

--------------------------------------------------------------------------------------
Date of Issuance                        Number of Shares Issuable Upon Exercise
--------------------------------------------------------------------------------------
November 29, 2000                                   188,172 Shares
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------







Agreed and Acknowledged:

YellowBrix, Inc.                               ABN AMRO Capital (USA) Inc.


By:  /s/ David C. Hoppmann                     By:
    ------------------------                       ------------------------
David C. Hoppmann                              Name:
Chief Executive Officer                        Title:

Date:                                          Date:
      ---------------------                          ------------------------

                               NOTICE OF EXERCISE

To:     YELLOWBRIX, INC.


        1. The undersigned hereby elects to purchase __________________ shares of Common Stock/ Series A Preferred Stock ("Stock") of YELLOWBRIX, INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price, together with an Investment Representation Statement (see attached form).

        2. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

        3. The undersigned understands that the shares of Stock and the shares of the Company's Common Stock into which the Stock is convertible are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understandings the resale limitations imposed thereby and by the Act.

        4. The undersigned is an "accredited investor" as defined in Rule 502 of Regulation D under the Act or is not a "U.S. Person" as defined in Rule 902 regulations under the Act.

        5. The undersigned understands the instruments evidencing the Stock may bear one or all of the following legends:

                (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

                (b)     Any legend required by applicable state law.

        5. Please issue a certificate or certificates representing said shares of Stock in the name set forth below.


        ------------------------------
        [Please type or print name]

        6. Please issue a new Warrant for the unexercised portion of the attached Warrant in the name set forth below.



        [Please type or print name]


                                        --------------------------------


                                        -------------------------------------
                                        Name:
                                        Title:


Date:

                                YELLOWBRIX, INC.
                             CASHLESS EXERCISE FORM

        (To be executed upon exercise of Warrant pursuant to Section 13)


        The undersigned hereby irrevocably elects to surrender _________________ shares purchasable under this Warrant for such shares of Common Stock / Series A Preferred Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 13 of such Warrant.

        Please issue a certificate or certificates for such Common Stock / Series A Preferred Stock in the name of, and pay cash for fractional shares in the name of:

--------------------------------------------------------------------------------
(Please print name, address, and social security number/tax identification number:)

--------------------------------------------------------------------------------

and, if said number of shares of Common Stock / Series A Preferred Stock shall not be all the shares of Common Stock / Series A Preferred Stock purchasable thereunder, that a new Warrant for the balance remaining of the shares of Common Stock / Series A Preferred Stock purchasable under the within Warrant be registered in the name of the undersigned Warrantholder or his or her Assignee as below indicated and delivered to the address stated below.

Dated:
       -------------------------

Name of Holder
or Assignee:


--------------------------------------------------------------------------------
                                 (Please print)

Address:
        ---------------------------------------------------------------------


Signature:
          -------------------------------------------------------------------


NOTE: The above signature must correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                                 ASSIGNMENT FORM


                (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


                        ------------------------------
                        [Please type or print name.]


whose address is
                                [Please type or print address.]







                                     -----------------------------


                                     By:
                                     Name:
                                     Title:



Date:



Signature Guaranteed:


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of a corporation and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                       INVESTMENT REPRESENTATION STATEMENT


PURCHASER:      ABN AMRO Capital (USA) Inc.
                ---------------------------------------

COMPANY:        YELLOWBRIX, INC.

SECURITIES:     Warrant to purchase 188,172 shares of Common Stock /
                Series A Preferred Stock

DATE:


In connection with the purchase of the above-listed Securities, the undersigned, the Purchaser, represents to the Company the following:

                (a) The undersigned is sufficiently aware of the Company's business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing these Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

                (b) The undersigned understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

                (c) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). In addition, the undersigned understands that the certificate evidencing the Securities may be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or an exemption from such registration available.

                (d) The undersigned is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) The availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years; and (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker, as said term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the amount of securities being sold during any three month period not exceeding the specified limitation stated therein, if applicable. There can be no assurances that the requirements of Rule 144 will be met, or that the Securities will ever be saleable.

                (e) The undersigned further understands that at the time the undersigned wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the undersigned would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period has been satisfied.

                (f) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied registration under the Securities Act, compliance with some other registration exemption or the notification to the Company of the proposed disposition by it and the furnishing to the Company of (i) reasonably detailed information regarding the disposition, and (ii) opinion of its counsel to the effect that such disposition will not require registration (the undersigned understands such counsel's opinion must concur with the opinion by counsel for the Company and the undersigned must have been informed of such compliance) will be required.


                                        Signature of Purchaser:

                                        ---------------------

                                        By:
                                              Name:
                                              Title:



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